UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

LIFE ON EARTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(646) 844-9897
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Life on Earth, Inc. is referred to herein as “we”, “us”, or “our” or the “Company”.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Background

August 7, 2018 Form 8-K (Purchase of Chill Group)

As previously disclosed in our 8-K Report filed on August 7, 2018, we completed a Common Stock Purchase and Sale Agreement (“Purchase Agreement”) with The Chill Group, Inc., a California corporation (“Chill Group”) and their shareholders pursuant to which we acquired all of the issued and outstanding common stock of Chill Group. The Purchase Agreement was filed as Exhibit 10.1 with our August 7, 2018 Form 8-K.

October 9, 2018 Form 8-K (Additional Time Needed to File Chill Group Financial Statements)

We previously reported in our 8-K Report filed on October 9, 2018 that we required additional time to complete the required financial statements of the audited financial statements of Chill Group in order to consolidate and audit the financial statements of Chill Group as required by Item 9.01 of this Report and by Regulation S-X under the Securities & Exchange Act of 1934, as amended, when then due on or about October 16, 2018. We disclosed in that 8-K that we expected to file the required financial statements within 90 days of the date of that report, at which time we would file an amended report containing the required financial statements on or about January 17,2019

Additional Time Needed to File Chill Group Financial Statements

We again require additional time to complete the required financial statements of the audited financial statements of Chill Group in order to consolidate and audit the financial statements of Chill Group and we currently expect to file within 90 days of this report.

Section 2- Financial Information

Item 2.01 Completion of Acquisition of or Disposition of Assets

The information in Item 1.01 of this Report and as further detailed in our August 7, 2018 Form 8-K concerning the Purchase Agreement is incorporated herein and made a part of this Item 2.01.

Section 9- Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits

The information in Item 1.01 of this Report and as further detailed in our August 7, 2018 Form 8-K concerning the Purchase Agreement is incorporated herein and made a part of this Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: January 16, 2019	By:	/s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo
Chief Executive Officer